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EXHIBIT 99.1

URANIUM RESOURCES, INC.
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
To be Held on August 29, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Uranium Resources, Inc. (the "Company") hereby constitutes and appoints Paul K. Willmott, Donald C. Ewigleben, and Thomas H. Ehrlich, or any of them acting singly, each with the power of substitution as attorneys and proxies to vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Baker & Hostetler LLP, 303 East 17th Avenue, Suite 1100, Denver, CO 80203-1264 on August 29, 2012, at 3:00 p.m., local time, and at any and all adjournments thereof, with the same force and effect as if the undersigned were personally present, and the undersigned hereby instructs the above-named Attorneys and Proxies to vote as follows:

  ☒        PLEASE MARK VOTES AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve and adopt the URI Stock Issuance.	☐	☐	☐
2.	To approve the adjournment of the Special Meeting, if necessary, in the event that there are not sufficient votes at the time of the Special Meeting to approve and adopt the URI Stock Issuance.	☐	☐	☐

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND THE JOINT PROXY STATEMENT/PROSPECTUS OF THE COMPANY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Registered Stockholder:	DATED: , 2012
(Signature)
(Signature)

NOTE:    Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give your full title as such. For a corporation or a partnership, please sign in the full corporate name by the President or other authorized officer or the full partnership name by an authorized person, as the case may be.

To vote by mail, please mark, sign, date, and return this Proxy in the enclosed envelope.

For all other voting methods, please follow the voting instructions which accompany the proxy materials you received.

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  EXHIBIT 99.1
URANIUM RESOURCES, INC. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS To be Held on August 29, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS